Treasury Stock	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Treasury Stock

15. Treasury Stock

On September 27, 2023, the Company’s board of directors approved a share repurchase program. Under the terms of the approved program (“Share Repurchase Program”), the Company may repurchase up to US$2 million worth of its outstanding American depositary shares (“ADSs”), each representing 48 Class A ordinary shares of the Company, from time to time for a period not to exceed five (5) months starting from September 27, 2023, the effective date of the program.

During the year ended December 31, 2023 and as of December 31, 2023, the Company had repurchased 42,585 ADSs, on the open market for a total considerations of US$0.1 million (RMB0.7 million).